UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

Macquarie Global Infrastructure Total Return Fund Inc.

                    125 West 55th Street, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (866) 567-4771

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

MACQUARIE

GLOBAL INFRASTRUCTURE
TOTAL RETURN FUND INC.

MACQUARIE

2018 | SEMI-ANNUAL REPORT

Section 19(b) disclosure
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2018 (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. (MGU or the Fund), acting pursuant to a Securities and Exchange Commission (SEC) exemptive order and with the approval of the Fund’s Board of Directors (the Board), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the Plan). In accordance with the Plan, the Fund currently distributes $0.37 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the Code). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/ or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund website at www.macquarie.com/mgu.

Unless otherwise noted, views expressed herein are current as of May 31, 2018, and subject to change for events occurring after such date.

The Fund is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The Fund’s obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Fund, unless noted otherwise.

Caution regarding forward-looking statements and past performance

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (MCIM or Manager) and its respective representatives, taking into account the information currently available to them. Forward -looking statements include all statements that do not relate solely to current or historical facts. For example, forward - looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

Stockholder letter
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2018 (Unaudited)

Introduction

We are pleased to present this semi-annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (MGU or the Fund) for the six months ended May 31, 2018 (the Period). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global infrastructure securities underperformed global equities in the Period.

Markets finished 2017 on a similar note to how they traded for much of the year – with pricing in a number of markets at record highs and volatility at or around all-time lows. Continued economic growth momentum provided a key backstop for investor sentiment. Central banks remained supportive, though less so than in previous quarters, with decisions being well telegraphed to the market.

President Trump’s tax bill passed very late in December, finalizing a process that had moved in fits and starts for much of 2017. The final bill was mostly in line with earlier expectations, with key changes being a much lower corporate tax rate, small cuts to individual tax rates, and some changes to deductibility of mortgage payments and state taxes. Overall, the tax plan is a modest positive for most of the market but the full impact will be fully realized as the plan is fully implemented in 2018

Market sentiment heated up significantly to start the year, reflecting optimism on the global economy and on the recent US tax cuts. Equity markets were up strongly in January as earnings reports were positive and expectations for future growth continued to be priced in. The US tax reform package discussed above rekindled some hope that a reform agenda in the US could be put back on track, and that sentiment was key to many of the price moves.

That optimism was short-lived, however, as market volatility returned in February, as sentiment turned more negative during the month. The US equity market declined on concerns over stretched valuations, an increase in inflation and less accommodation from global central banks.

Several developments shaped market sentiment in March, with most of the moves weighing modestly on sentiment and increasing volatility. The main fundamental development through March was the continued development in US trade and foreign policy. Apart from significant senior personnel turnover, the key for economies and markets is the tit-for-tat application of tariffs between the US and China. The overall growth backdrop remains positive but at a slower pace than expected earlier in the year, with some slowdown evident in European data as well as commodity prices. Most risk markets finished the month lower, with sharp falls in equity prices punctuated by short-term relief rallies.

Markets stabilized and generally range-traded in April. Many of the issues concerning investors, from geopolitics to tightening in US funding conditions, slightly improved or at least did not deteriorate further during the month. Moves in bond yields (particularly in the US) and signs of strength in the long-suffering US dollar were likely to blame for market nervousness even as the news flow was generally better.

In May, global markets endured further bouts of volatility, as political developments again dominated investor attention. Several factors in the Italian political process spooked markets: a plan (later denied) to demand debt forgiveness from the European Central Bank (ECB), a proposed Euro-sceptic finance minister, and significant fiscal expansion plans were all judged to seriously increase the risks for European markets and even the possibility of an Italian exit from the currency union. As a result, Italian 10-year yields reached a high of over 3.40% late in the month. The volatility had direct implications for European banks, which sold off aggressively.

Trade war fears, sparked primarily by President Trump and a new US policy toward global trade relations, also weighed on markets. Particularly in focus was the application of tariffs and counter tariffs on a wide variety of goods traded between the US and China. The concerns of strained trade relations caused by US policy expanded to traditionally friendly trade partners: Canada, Mexico, and the European Union.

Within the Fund, the largest sector contributors to return over the half year (in local currency) were Seaports, led by Vopak (Netherlands), Electric Generation, led by China Longyuan Power Group (China), and Rail & Other Transportation, led by Getlink (France).

The largest sector detractors to return over the half year (in local currency) were Electric Utilities, led by PG&E Corp (US), Toll Roads, led by OHL Mexico (Mexico), and Electricity & Gas Distribution, led by Sempra Energy (US).

From a country perspective, positions in the United States, China and the Netherlands contributed to performance, while positions in Canada, Italy and Mexico were the largest detractors.

For the Six-Month Period Ended May 31, 2018[1]	Total Return (%)[2]
Macquarie Global Infrastructure Total Return Fund – Net Asset Value	(7.08)
Macquarie Global Infrastructure Total Return Fund – Market Price	(7.76)
S&P Global Infrastructure Index (Net Total Return)[3]	(6.23)
MSCI World Index (Net Total Return)[4]	1.84

Unless otherwise indicated, all references to currency are to USD.

1 Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

2 Source: The Bank of New York Mellon, Bloomberg L.P.

3 The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.

4 The MSCI World Index (Net Total Return) is a stock market index of approximately 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

Leverage

As of May 31, 2018, the Fund had USD 98 million and Euro 40 million in leverage outstanding. At Period-end, the Fund’s leverage was 31.18% of its Total Assets, which is within the limit outlined in the Fund’s Prospectus. To mitigate USD exposure due to leverage, the Fund also borrows in Euros to help offset the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to Reference Benchmarks

The Fund, which is not managed against any benchmark, underperformed the S&P Global Infrastructure Index (Net Total Return) and the MSCI World Index (Net Total Return).

This document has been prepared by Macquarie Capital Investment Management LLC (MCIM).

The above commentary and outlook reflects the views of the portfolio managers through June 30, 2017 and may include forward-looking statements. The statements may include projections, estimates and descriptions of future events. These statements are subject to a variety of risks and uncertainties, which may cause actual results to differ materially from this commentary and outlook. The portfolio managers’ views are subject to change as market and other conditions warrant and should not be construed as a recommendation for any securities discussed herein.

Stockholder letter

Macquarie Global Infrastructure Total Return Fund Inc.

Fund Diversification by Country & Sector5

As of May 31, 2018, the Fund was well diversified across 42 positions in global infrastructure stocks, representing 12 countries and 11 sectors. During the Period, the main increases in the Fund’s weightings were Water and Toll Roads while the largest declines in sector weightings were with the Seaports and Rail & Other Transportation sectors. Sector changes were driven principally by bottom-up stock selection.

The table below shows the top ten holdings in the Fund as of May 31, 2018.

Rank	Stock	Country	Infrastructure Sector[5]	%[6]
1	Cheniere Energy	United States	Pipelines	5.95
2	Enbridge	Canada	Pipelines	5.52
3	Sempra Energy	United States	Electricity and Gas Distribution	5.09
4	Transurban Group	Australia	Toll Roads	5.08
5	National Grid	United Kingdom	Electricity Transmission	4.14
6	Nextera Energy	United States	Electric Utility	4.02
7	Severn Trent	United Kingdom	Water	3.97
8	TransCanada	Canada	Pipelines	3.74
9	Kinder Morgan	United States	Pipelines	3.67
10	Sydney Airport	Australia	Airports	3.25

5 Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the Investment team and based on the primary business sector of the issuer.

6 Based on Total Assets as defined in the Prospectus. Values may not equate due to rounding.

Security type / country and sector allocation
Macquarie Global Infrastructure Total Return Fund Inc.	As of May 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	131.49%
Australia	14.98%
Brazil	2.67%
Canada	15.45%
China/Hong Kong	4.04%
Italy	13.36%
Japan	1.11%
Mexico	5.23%
Netherlands	2.12%
Spain	7.65%
Switzerland	3.50%
United Kingdom	14.08%
United States	47.30%
Master Limited Partnerships	7.78%
Right	0.04%
Total Value of Securities	139.31%
Leverage	(45.31%)
Receivables and Other Assets Net of Liabilities	6.00%
Total Net Assets	100.00%

Common stock, master limited partnerships and right by sectors	Percentage of net assets
Airports	13.81%
Communications	2.91%
Electric Utility	22.66%
Electricity and Gas Distribution	12.56%
Electricity Generation	2.58%
Electricity Transmission	7.37%
Pipelines	46.90%
Rail & Other Transportation	1.11%
Seaports	2.12%
Toll Roads	16.55%
Water	10.74%
Total	139.31%

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2018 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 131.49%Δ
Australia – 14.98%
APA Group ¥	1,106,063	$7,268,861
Atlas Arteria	378,143	1,901,711
Sydney Airport ¥	2,741,267	15,092,092
Transurban Group ¥	2,629,060	23,600,322

		47,862,986

Brazil – 2.67%
Cia de Saneamento do Parana	634,780	8,536,347

		8,536,347

Canada – 15.45%
Enbridge ¥	825,453	25,649,777
Pembina Pipeline ¥	182,497	6,347,844
TransCanada ¥	415,132	17,378,810

		49,376,431

China/Hong Kong – 4.04%
China Longyuan Power Group	4,039,000	3,728,371
CLP Holdings	445,500	4,680,386
Huadian Fuxin Energy	16,958,000	4,497,226

		12,905,983

Italy – 13.36%
Atlantia ¥	418,109	12,117,047
Enav 144A #¥	2,486,726	11,983,031
Enel ¥	1,122,643	6,172,305
Snam ¥	1,969,669	8,077,623
Terna Rete Elettrica Nazionale ¥	819,209	4,339,299

		42,689,305

Japan – 1.11%
East Japan Railway	35,800	3,539,357

		3,539,357

Mexico – 5.23%
Infraestructura Energetica Nova	2,001,206	8,353,137
OHL Mexico ¥	6,203,422	8,366,758

		16,719,895

Netherlands – 2.12%
Koninklijke Vopak	137,749	6,763,453

		6,763,453

Spain – 7.65%
Aena SME 144A #	30,566	5,870,930
Ferrovial	332,621	6,777,629
Iberdrola	1,660,495	11,786,913

		24,435,472

	Number of shares	Value (US $)
Common StockΔ (continued)
Switzerland – 3.50%
Flughafen Zuerich ¥	53,247	$11,172,362

		11,172,362

United Kingdom – 14.08%
National Grid ¥	1,735,242	19,222,029
Pennon Group ¥	738,318	7,329,689
Severn Trent	697,782	18,449,829

		45,001,547

United States – 47.30%
American Electric Power ¥	185,800	12,625,110
Cheniere Energy †¥	414,467	27,611,792
Crown Castle International ¥	89,390	9,309,969
Dominion Energy ¥	70,900	4,551,071
Edison International ¥	107,800	6,700,848
Kinder Morgan ¥	1,021,800	17,043,624
NextEra Energy ¥	112,600	18,670,206
PG&E ¥	271,800	11,777,094
Sempra Energy ¥	222,000	23,649,660
Southwest Gas Holdings	157,600	11,930,320
Williams ¥	270,000	7,252,200

		151,121,894

Total Common Stock (cost $427,646,987)		420,125,032

Master Limited Partnerships – 7.78%
Enbridge Energy Partners ¥	654,829	6,450,066
Enterprise Products Partners ¥	346,856	10,024,138
Magellan Midstream Partners ¥	119,934	8,383,387

Total Master Limited Partnerships (cost $25,072,491)		24,857,591

Right – 0.04%
Ferrovial exercise price EUR 0.31, expiration date 6/5/18 †	332,621	121,321

Total Right (cost $123,258)		121,321

Total Value of Securities – 139.31% (cost $452,842,736)		$445,103,944

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2018, the aggregate value of Rule 144A securities was $17,853,961, which represents 5.59% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”

†	Non-income producing security.

Schedule of investments

Macquarie Global Infrastructure Total Return Fund Inc.

¥	Fully or partially pledged as collateral for borrowing transactions.

The following foreign currency exchange contracts were outstanding at May 31, 20181:

Foreign Currency Exchange Contracts

	Contracts to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	AUD	1,750,820	USD	(1,323,756)	6/1/18	$313	$—
BNYM	CAD	83,082	USD	(64,697)	6/1/18	—	(619)
BNYM	EUR	13,651	USD	(15,942)	6/1/18	19	—

Total Foreign Currency Exchange Contracts						$332	$(619)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 6 in “Notes to financial statements.”

Summary of abbreviations:

AUD – Australian Dollar

BNYM – BNY Mellon

CAD – Canadian Dollar

EUR – European Monetary Unit

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US Dollars)	May 31, 2018 (Unaudited)

Assets:
Investments, at value[1]	$445,103,944
Cash	17,378,018
Dividends receivable	2,703,903
Receivable for securities sold	1,397,220
Foreign tax reclaims receivable	513,920
Prepaid arrangement fees on loan outstanding	34,194
Unrealized appreciation of foreign currency exchange contracts	332
Other assets	15,183

Total assets	467,146,714

Liabilities:
Loans payable, at value[2]	144,761,749
Payable for securities purchased	1,404,701
Investment advisory expense payable to affiliates	1,130,959
Other payables and accrued expenses	135,137
Legal expense payable	75,681
Directors’ expense payable	51,396
Administration expense payable	48,838
Interest on loans payable	16,536
Foreign currencies due to custodian	15,959
Unrealized depreciation of foreign currency exchange contracts	619

Total liabilities	147,641,575

Total Net Assets	$319,505,139

Statement of assets and liabilities

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US Dollars)

Net Assets Consist of:
Paid-in capital	$317,826,083
Undistributed net investment income	1,750,040
Accumulated net realized gain on investments and foreign currency	8,730,922
Net unrealized depreciation of investments	(7,738,792)
Net unrealized depreciation of foreign currencies	(1,062,827)
Net unrealized depreciation of foreign currency exchange contracts	(287)

Total Net Assets	$319,505,139

Net Asset Value
Common Shares
Net assets	$319,505,139
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net asset value per share	$25.63

[1]Investments, at cost	$452,842,736
[2]Loans payable, at cost	143,767,520

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US Dollars)	Six months ended May 31, 2018 (Unaudited)

Investment Income:
Dividends	$13,951,130
Foreign tax withheld	(1,297,110)

12,654,020

Expenses:
Investment advisory	2,303,026
Interest on loans	1,401,732
Administration	109,009
Legal	104,323
Directors	100,723
Audit & tax services	54,615
Insurance	45,296
Custody	43,863
Printing	26,405
Transfer agent	14,677
Other expenses	55,733

Total operating expenses	4,259,402

Net Investment Income	8,394,618

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,820,730
Foreign currencies	(360,047)
Foreign currency exchange contracts	104,038

Net realized gain	4,564,721

Net change in unrealized appreciation (depreciation) of:
Investments	(39,547,242)
Foreign currencies	769,264
Foreign currency exchange contracts	(287)

Net change in unrealized appreciation (depreciation)	(38,778,265)

Net Realized and Unrealized Loss	(34,213,544)

Net Decrease in Net Assets Resulting from Operations	$(25,818,926)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US Dollars)

	Six months
	ended
	5/31/18	Year ended
	(Unaudited)	11/30/17
Increase (Decrease) in Net Assets resulting from Operations:
Net investment income	$8,394,618	$14,864,430
Net realized gain	4,564,721	4,037,273
Net change in unrealized appreciation (depreciation)	(38,778,265)	66,392,465

Net increase (decrease) in net assets resulting from operations	(25,818,926)	85,294,168

Distributions to Shareholders from:
Net investment income	(9,226,537)	(15,854,856)
Net realized gain	—	(2,598,218)

	(9,226,537)	(18,453,074)

Net Increase (Decrease) in Net Assets	(35,045,463)	66,841,094

Net Assets:
Beginning of period	354,550,602	287,709,508

End of period	$319,505,139	$354,550,602

Undistributed net investment income	$1,750,040	$2,581,959

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US Dollars)	Six months ended May 31, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(25,818,926)

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(228,985,806)
Proceeds from disposition of investment securities	241,643,913
Net realized loss (gain) on investments	(4,820,730)
Net change in unrealized (appreciation) depreciation on investments	39,547,242
Net change in unrealized (appreciation) depreciation of foreign currencies	(769,264)
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	287
(Increase) decrease in dividends receivable	(1,573,366)
(Increase) decrease in foreign tax reclaims receivable	(204,003)
(Increase) decrease in prepaid arrangement fees on loan outstanding	14,959
(Increase) decrease in other assets	45,296
Increase (decrease) in interest on loans payable	(2,085)
Increase (decrease) in investment advisory expense payable to affiliates	(72,730)
Increase (decrease) in legal expense payable	57,002
Increase (decrease) in administration expense payable	(155,998)
Increase (decrease) in director’s expense payable	(3,271)
Increase (decrease) in other payables and accrued expenses payable	(39,410)

Total adjustments	44,682,036

Net cash used for operating activities	18,863,110

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments to reduce borrowings	(10,000,000)
Cash distributions paid	(9,226,537)

Net cash used for financing activities	(19,226,537)

Effect of exchange rates on cash	(78,966)

Net increase (decrease) in cash	(442,393)
Cash beginning balance*	17,804,452

Cash ending balance*	$17,362,059

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense from borrowings	$1,403,817

*Includes foreign currencies due to custodian as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US Dollars)

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Accretive effect of tender offers.
Net asset value, end of period
Market value, end of period
Total return based on4:
Net asset value
Market value
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets
prior to interest expenses reimbursed
Ratio of expenses to average net assets excluding interest expenses
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to interest expenses reimbursed
Portfolio turnover
Leverage analysis:
Debt outstanding at end of period (000 omitted)
Asset coverage ratio to total assets[9]

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than net asset value (92%), there is an accretive impact to shares remaining in the Fund.
[4]	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of Fund shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.
[5]	For the six months ended May 31, 2018 and the years ended November 30, 2017, 2016, 2015, 2014 and 2013, the annualized ratios to Total Assets were 1.84%, 1.58%,1.88%, 1.89%, 1.53%, and 1.56%, respectively. The Prospectus defines Total Assets as Total Net Assets plus leverage.
[6]	Excludes reimbursement from Macquarie Capital Investment Management LLC (MCIM) for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 2.11%.
[7]	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 1.73%.
[8]	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The net investment income ratio, had the reimbursement been included, would have been 4.44%.
[9]	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 7)

See accompanying notes, which are an integral part of the financial statements.

Six months ended
5/31/18[1]	Year ended
(Unaudited)	11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
$28.44	$23.08	$24.12	$28.58	$24.98	$21.38

0.67 [2]	1.19 [2]	0.90 [2]	0.67 [2]	0.90 [2]	1.59
(2.74)	5.65	(0.46)	(3.69)	4.10	3.08

(2.07)	6.84	0.44	(3.02)	5.00	4.67

(0.74)	(1.27)	(1.20)	(0.73)	(1.30)	(1.28)
—	(0.21)	(0.28)	(0.71)	(0.10)	—

(0.74)	(1.48)	(1.48)	(1.44)	(1.40)	(1.28)

—	—	—	—	—	0.21	[3]

$25.63	$28.44	$23.08	$24.12	$28.58	$24.98

$22.50	$25.16	$19.42	$19.76	$26.60	$21.95

(7.08% )	31.26%	2.82%	(10.16% )	21.24%	24.25%
(7.76% )	38.01%	5.60%	(20.92% )	28.42%	23.84%

$319,505	$354,551	$287,710	$300,709	$356,360	$311,413
2.59%	2.44%	2.56%	2.37%	2.20%	2.22%	[6]

2.59%	2.50%	2.56%	2.37%	2.20%	2.22%
1.74%	1.72%	1.83%	1.73%	1.73%	1.85%	[7]
5.10%	4.48%	3.73%	2.47%	3.32%	4.33%	[8]

5.10%	4.42%	3.73%	2.47%	3.32%	4.33%
49%	71%	65%	53%	61%	70%

$144,762	$155,610	$121,736	$127,262	$133,521	$122,176
321%	328%	336%	336%	367%	355%

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2018 (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. (Fund) is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended (1940 Act), and organized under the laws of the State of Maryland. The Fund’s shares of common stock are listed on the New York Stock Exchange (NYSE) under the ticker “MGU”.

The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — The net asset value (NAV) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. US debt securities and non-US securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at the fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current years. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal/state income tax returns through the six months ended May 31, 2018 and for all open federal income tax years (years ended November 30, 2015–November 30, 2017) and all open state income tax years (years ended November 30, 2012–November 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the six months ended May 31, 2018, the Fund did not incur any interest or tax penalties.

Cash and Cash Equivalents — Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash — As of May 31, 2018, the Fund did not classify any funds (proceeds) as restricted.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Distributions to Shareholders — The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/or realized gains after payment of interest

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

1. Significant Accounting Policies (continued)

in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund has received approval from the Securities Exchange Commission for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the six months from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from Master Limited Partnerships are recorded as return on capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 11, 2017, the Board approved the renewal of the Investment Advisory and Management Agreement with Macquarie Capital Investment Management LLC (Advisory Agreement), pursuant to which Macquarie Capital Investment Management LLC (MCIM) serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $64,425 for the six months ended May 31, 2018.

Computershare Trust Company, N.A. (Computershare) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

3. Investments

For the six months ended May 31, 2018, the Fund made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases	$230,834,204
Sales	242,685,987

At May 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:

Cost of investments and derivatives	$452,842,736

Aggregate unrealized appreciation of investments and derivatives	$31,949,661
Aggregate unrealized depreciation of investments and derivatives	(39,688,740)

Net unrealized depreciation of investments and derivatives	$(7,739,079)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities,

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

3. Investments (continued)

government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy as of May 31, 2018:

Securities:	Level 1	Level 2	Total

Assets:
Common Stock
Australia	$1,901,711	$45,961,275	$47,862,986
Brazil	8,536,347	—	8,536,347
Canada	49,376,431	—	49,376,431
China/Hong Kong	—	12,905,983	12,905,983
Italy	—	42,689,305	42,689,305
Japan	—	3,539,357	3,539,357
Mexico	16,719,895	—	16,719,895
Netherlands	—	6,763,453	6,763,453
Spain	—	24,435,472	24,435,472
Switzerland	—	11,172,362	11,172,362
United Kingdom	—	45,001,547	45,001,547
United States	151,121,894	—	151,121,894
Master Limited Partnerships	24,857,591	—	24,857,591
Right	121,321	—	121,321

Total Value of Securities	$252,635,190	$192,468,754	$445,103,944

Derivatives[1]:

Assets:
Foreign Currency Exchange Contracts	$—	$332	$332

Liabilities:
Foreign Currency Exchange Contracts	$—	$(619)	$(619)

1 Foreign Currency Exchange Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

As a result of utilizing international fair value pricing at May 31, 2018, a portion of the Fund’s common stock was categorized as Level 2.

During the six months ended May 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described above, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period on December 1, 2017.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the six months ended May 31, 2018, there were no Level 3 investments.

4. Capital Transactions

	Six months ended	Year ended
	5/31/18	11/30/17
Shares:
Common Shares Outstanding - beginning of period	12,468,293	12,468,293
Common Shares Outstanding - end of period	12,468,293	12,468,293

5. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

5. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the six months ended May 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the six months ended May 31, 2018, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as on the “Statement of assets and liabilities” and “Statement of operations.”

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2018:

	Long Derivatives	Short Derivatives
	Volume	Volume
Foreign currency exchange contracts (average cost)	$(4,223,211)	$4,223,566

6. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the BNP Paribas Facility or the Agreement), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have asset coverage of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (MCF), under the BNP Paribas Facility is $120,000,000 and Euro 40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.70% per annum above 3-month LIBOR for the U.S. Dollar line and 0.70% above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 0.50% on the undrawn MCF.

On July 23, 2014, $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.453% for a five year period. At the end of that five year period, the rate will be adjusted, if necessary, in accordance with the modified following business day convention, unless the parties agree in writing to amend or extend the term of the relevant fixed rate period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of May 31, 2018, the Fund had $38,000,000 and Euro 40,000,000 in leverage outstanding on the variable lines and $60,000,000 outstanding on the fixed line. The carrying values of the loan approximate fair values. The daily average amounts outstanding over the period on the variable line was $41,763,736, with an average rate on the borrowing of 2.713%, and Euro 40,000,000 with the average rate on borrowing of 0.372%.

The unused amount under the BNP Paribas Facility was $22,000,000 at May 31, 2018. The loan payable is carried at value, and the Euro line is adjusted daily for foreign currency translation. At May 31, 2018, the Fund maintained an asset coverage of 321%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $323,925,849.

7. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

8. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $10,000 and the Chairman of the Board of Directors receives a quarterly retainer of $12,188. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses are paid as incurred.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

10. Credit and Market Risk (continued)

liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

11. Recent Accounting Pronouncements

On November 17, 2016, the Financial Accounting Standards Board issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Fund, the effective date of this update is for periods beginning after December 15, 2017. At this time, management is evaluating the implications of this ASU and believes it will not have a material impact on the financial statements.

12. Subsequent Events

Distributions — On June 5, 2018, the Fund announced a Board-approved regular quarterly distribution of $0.37 per common share. The distribution was paid on June 29, 2018 to shareholders of record on June 15, 2018.

Investment Advisory and Management Agreement — On July 10, 2018, the Board approved the renewal of the investment advisory and management agreement with MCIM.

Management has determined that no other material events or transactions occurred subsequent to May 31, 2018 that would require recognition or disclosure in the Fund’s financial statements.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan

Unless a stockholder of the Fund (Stockholder) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) Net Asset Value (NAV) per Common Share on that date or (ii) 95% of the market price on that date.

•	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan (continued)

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 505000, Louisville, KY 40233 or Computershare, 462 South 4th Street, Louisville, KY 40202 (for overnight courier), 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-866-567-4771 or on the Fund’s website at http://www.macquarie.com/mgu and on the SEC’s web site at http ://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-866-567-4771 or on the Fund’s website at http://www.macquarie.com/mgu and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Shareholder Meeting

On June 19, 2018, the Fund held its Annual Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: Election of one (1) Class I Director to serve until the 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

Gordon A. Baird

	Shares Voted	% Voted
For	11,533,353.319	98.464%
Withheld	179,966.868	1.536%

Total	11,713,320.187	100.000%

Section 19(a) Notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions
for the six months ended
May 31, 2018
	Net	Net
	Realized	Realized
	Short-	Long-		Total
Net	Term	Term	Return	Per
Investment	Capital	Capital	of	Common
Income	Gains	Gains	Capital	Share
$0.1040	$0.1535	$0.0000	$0.4825	$0.7400

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Section 19(a) Notices (continued)

Percentage Breakdown of the
Total Cumulative Distributions
for the six months ended
May 31, 2018
	Net	Net
	Realized	Realized
	Short-	Long-		Total
Net	Term	Term	Return	Per
Investment	Capital	Capital	of	Common
Income	Gains	Gains	Capital	Share
14.05%	20.75%	0.00%	65.20%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

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Directors & Officers

May 31, 2018 (Unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years,

Name, Birth Year and Address[1]	Position(s) Held	Term of Office and Length of
of Director	with the Fund	Time Served[2]
Biographical Information of the Non-Interested Directors of the Fund
Gordon A. Baird*	Class I Director	Since July 2005
Birth Year: 1968

Thomas W. Hunersen*	Class II Director	Since July 2005
Birth Year: 1958

Chris LaVictorie Mahai*	Class III Director	Since July 2005
Birth Year: 1955
Biographical Information of the Interested Directors of the Fund
Brad Frishberg	Class III Director	Since January 2011
Birth Year: 1967

[1]	Each Director may be contacted by writing to the Director c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street Level 9, New York, NY 10019.

[2]	Each Director’s term of office extends until the next stockholder meeting for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (MCIM-Affiliate Advised Funds) and other public company directorships.

	Number of
	MCIM-Affiliate	Other Public
Principal Occupation(s)	Advised Funds	Company
During Past Five Years	Overseen	Directorships

Mr. Baird is the President and Chief Executive Officer of MPIB Holdings, LLC. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015. Mr. Baird was an Operating Advisor to Thomas H. Lee Partners L.P in 2011 and 2012. From 2003 to 2011 Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003 Mr. Baird was a Director at Citigroup Global Markets, Inc, an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013; Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of J.P. Morgan Asset Management from 2000 – 2008.	1	None

Directors & Officers

May 31, 2018 (Unaudited)

Name, Birth Year and Address	Position(s) Held	Term of Office and Length
of Officer	with Fund(s)	of Time Served[3]
Biographical Information of the Executive Officers of the Fund
Brad Frishberg	Chief Executive Officer and	Since May 2010
Birth Year: 1967	President
125 West 55th Street
New York, NY 10019
William Fink	Chief Compliance Officer	Since September 2014
Birth Year: 1968
125 West 55th Street
New York, NY 10019
John H. Kim	Chief Legal Officer and	Since February 2011
Birth Year: 1971	Secretary
125 West 55th Street
New York, NY 10019
Daniel V. Geatens[4]	Chief Financial Officer and	Since November 2017
Birth Year: 1972	Treasurer
2005 Market Street
Philadelphia, PA 19103

[3]	Each officer serves an indefinite term.

[4]	Mr. Geatens also serves as the Vice President and Treasurer for the Optimum Fund Trust and Delaware Funds SM by Macquarie which share an affiliated investment manager.

Principal Occupation(s) During the Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.
Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Asset Management (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Mr. Geatens has served in various capacities at different times at Macquarie Investment Management since 1997.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Macquarie Global Infrastructure Total Return Fund Inc.

By (Signature and Title)*        /s/ Brad Frishberg

Brad Frishberg,

Chief Executive Officer/Principal Executive Officer

Date    7/25/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Brad Frishberg

Brad Frishberg,

Chief Executive Officer/Principal Executive Officer

Date    7/25/2018

By (Signature and Title)*        /s/ Daniel V. Geatens

Daniel V. Geatens,

Treasurer, Chief Financial Officer/Principal Financial Officer

Date    7/25/2018

* Print the name and title of each signing officer under his or her signature.